UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2012

United States Steel Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive	(Zip Code)
offices)

(412) 433-1121
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective July 29, 2012, the Board of Directors of United States Steel Corporation (“U. S. Steel”) elected Murry S. Gerber as a Class I director, to fill a vacancy in that Class. Mr. Gerber’s term will expire at the 2014 Annual Meeting of Stockholders. Mr. Gerber was also appointed to the Compensation & Organization Committee and the Corporate Governance & Public Policy Committee.

Mr. Gerber is the former Chairman and Chief Executive Officer of EQT Corporation. He is a member of the Boards of Directors of BlackRock, Inc. and Halliburton Company.

Mr. Gerber will participate in the standard non-employee director compensation arrangements described in the section entitled “Compensation of Directors” that is included in U. S. Steel’s Proxy Statement filed with the Securities and Exchange Commission on March 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
Gregory A. Zovko
Vice President & Controller

Dated: August 1, 2012